Exhibit 4.1

COMMON STOCK SHARES HPI SEE REVERSE FOR CERTAIN DEFINITIONS HOOKIPA Pharma Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 43906K 10 0 THIS CERTIFIES THAT is the record holder of FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF HOOKIPA Pharma Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers. Dated: SEAL CHIEF FINANCIAL OFFICER CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UNIF GIFT MIN ACT–....................Custodian.................... TEN COM TEN ENT JT TEN – as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common (Cust) (Minor) under Uniform Gifts to Minors Act......................... (State) Additional abbreviations may also be used though not in the above list. For Value Received, undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated By: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: By: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.